SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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College Retirement Equities Fund

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College Retirement Equities Fund

Important notice regarding availability of proxy materials for the Meeting of CREF Participants to be held on July 12, 2022. The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/cre-32672

Notice of Meeting of CREF Participants — July 12, 2022

The College Retirement Equities Fund (“CREF”) will hold its meeting of participants on July 12, 2022 at 1:00 p.m. EDT at The Westin Charlotte, 601 South College Street, Charlotte, North Carolina 28202 (the “Meeting”). This Proxy Statement was mailed to participants starting on or about June 6, 2022.

The purpose of the Meeting is:

Proposal 1 is to be voted upon by all CREF participants:

1.	To elect nine individuals to serve as Trustees for four-year terms or until their successors shall take office following the end of their terms;

Proposal 2 is to be voted upon only by participants invested in the CREF Growth Account:

2.

To approve the change of the CREF Growth Account’s (the “Growth Account”) classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the Growth Account’s related fundamental investment restriction;

Proposal 3 is to be voted upon by all CREF participants:

3.	To vote on the participant proposal set forth in the proxy statement, if properly presented at the Meeting; and

Proposal 4 is to be voted upon by the applicable CREF participants:

4.	To address any other business that may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Trustees has set May 31, 2022 as the record date for determining the number of votes entitled to be cast. You may vote at the Meeting only if you had CREF voting rights as of May 31, 2022.

By order of the Board of Trustees,

Derek Dorn

Corporate Secretary

All participants are cordially invited to attend the Meeting. In order to avoid delay and additional expense, and to assure that your vote is represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone, over the Internet or in person. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you plan to attend the Meeting, please email Trustees@tiaa.org to obtain an admission pass. In accordance with CREF’s security procedures, a pass and appropriate government-issued identification will be required to enter the Meeting. Please note that no laptop computers, recording equipment or cameras will be permitted. All cell phones must be turned off when entering the Meeting and remain off during the Meeting. Please read the instructions on the admission pass for additional information.

Participants of record as of the close of business on May 31, 2022 are entitled to notice of, and to vote at, the Meeting.

June 6, 2022

College Retirement Equities Fund

Proxy Statement for Meeting of Participants to be held on July 12, 2022

The Board of Trustees of the College Retirement Equities Fund (“CREF”) has sent you this proxy statement to ask for your vote on certain matters affecting CREF. The accompanying proxy will be voted at the meeting of CREF participants being held on July 12, 2022 at 1:00 p.m. EDT at The Westin Charlotte, 601 South College Street, Charlotte, North Carolina 28202 (the “Meeting”). This proxy statement was mailed to participants starting on or about June 6, 2022.

The participants of CREF are being asked to vote on the following:

Proposal 1 is to be voted upon by all CREF participants:

1.	The election of nine individuals to serve as Trustees for four-year terms or until their successors shall take office following the end of their terms;

Proposal 2 is to be voted upon only by participants invested in the CREF Growth Account:

2.

To approve the change of the CREF Growth Account’s (the “Growth Account”) classification under the Investment Company Act of 1940, as amended (the “1940 Act”), from “diversified” to “non-diversified” and to eliminate the Growth Account’s related fundamental investment restriction; and

Proposal 3 is to be voted upon by all CREF participants:

3.	To vote on the participant proposal set forth in the proxy statement, if properly presented at the Meeting; and

Proposal 4 is to be voted upon by the applicable CREF participants:

4.	Any other business that may properly come before the Meeting or any adjournments or postponements thereof.

At this time, the Board of Trustees is not aware of any other matters being presented at the Meeting.

How do I vote?

You can vote in any one of four ways:

(1)	By logging on to the Internet site shown on your proxy card and following the on-screen instructions;
(2)	By marking, signing, dating and mailing the proxy card in the envelope provided;
(3)	By calling the toll-free telephone number shown on your proxy card and following the recorded instructions; or
(4)	By voting in person at the Meeting.

If you vote by Internet or telephone, please do not mail your proxy card.

Vote on the Internet	Vote by phone	Vote by mail	Vote in person

Vote online at the website listed on your proxy card. Follow the on-screen instructions.	Call the phone number listed on your proxy card. Follow the recorded instructions available 24 hours.	Vote, sign, and date the proxy card and return it using the postage-paid envelope.	Attend the Meeting of Participants at The Westin Charlotte, 601 South College Street, Charlotte, North Carolina 28202 on July 12, 2022.

Can I cancel or change my vote?

You can cancel or change your vote at any time up until 1:00 p.m. EDT on July 12, 2022. You can do this by simply voting again — by executing and returning a later-dated proxy card, voting through the Internet or by a toll-free telephone call, or by voting in person at the Meeting — or you can cancel your vote by writing CREF’s Corporate Secretary at: c/o CREF, 730 Third Avenue, New York, New York 10017-3206. Cancelled or changed votes (other than votes cast in person at the Meeting) must be received by the 1:00 p.m. EDT deadline.

How does a proxy work?

When you vote by proxy, you are instructing the agents named on the proxy card how to vote on your behalf at the Meeting. If you sign and return the proxy card, but do not specifically instruct the agents otherwise, they will vote FOR the election of all the nominees listed herein for Trustee (Proposal 1); if applicable to you because you are invested in the Growth Account, they will vote FOR the Growth Account’s change in diversification classification (Proposal 2); and they will vote AGAINST the participant proposal set forth in this proxy statement (Proposal 3). At this time, the Board of Trustees of CREF (“Board”) does not know of any other matters being presented at the Meeting. If other matters are brought before the Meeting, the proxy agents will vote the proxies using their own best judgment in their discretion, as allowed by the proxy. All proxies solicited by the Board that are properly executed and received by the Corporate Secretary prior to the Meeting, and are not cancelled, will be voted at the Meeting.

Who may vote; How many votes do I get?

Each person having voting rights on May 31, 2022 may vote at the Meeting with respect to Proposal 1 and Proposal 3. Each person having voting rights with respect to the Growth Account on May 31, 2022 may vote at the Meeting with respect to Proposal 2. On May 23, 2022, there were 227,069,381,664.78 total votes eligible to be cast, broken down as follows by each Class of CREF account (each, an “Account” and, collectively, the “Accounts”):

Stock Account	Social Choice Account
– Class R1 13,167,779,778.39 votes	– Class R1 2,491,902,454.52 votes
– Class R2 32,811,385,512.72 votes	– Class R2 6,012,632,507.94 votes
– Class R3 65,312,628,199.20 votes	– Class R3 8,937,012,573.11 votes
– Class R4 0 votes	– Class R4 0 votes
Money Market Account	Global Equities Account
– Class R1 1,667,810,783.18 votes	– Class R1 3,600,727,586.44 votes
– Class R2 2,520,648,743.93 votes	– Class R2 7,420,582,447.10 votes
– Class R3 4,193,518,794.74 votes	– Class R3 11,935,211,264.11 votes
– Class R4 0 votes	– Class R4 0 votes
Core Bond Account	Growth Account
– Class R1 1,872,440,623.55 votes	– Class R1 4,922,942,633.41 votes
– Class R2 4,003,316,291.12 votes	– Class R2 8,982,425,846.47 votes
– Class R3 5,928,900,239.90 votes	– Class R3 13,364,191,660.39 votes
– Class R4 0 votes	– Class R4 0 votes
Inflation–Linked Bond Account	Equity Index Account
– Class R1 1,288,435,514.97 votes	– Class R1 3,907,088,223.36 votes
– Class R2 2,274,465,682.62 votes	– Class R2 6,782,109,254.77 votes
– Class R3 4,075,012,807.72 votes	– Class R3 9,596,212,241.12 votes
– Class R4 0 votes	– Class R4 0 votes

The number of votes you have with respect to Proposal 1 and Proposal 3 is equal to the dollar value of your accumulation in each Account on May 31, 2022. The number of votes you have with respect to Proposal 2 is equal to the dollar value of your accumulation in the Growth Account on May 31, 2022. If you are receiving annuity payments, the number of votes you have with respect to Proposal 1 and Proposal 3 is equal to the dollar amount held on May 31, 2022, in the annuity fund of each Account to meet CREF’s annuity obligations to you. If you are receiving annuity payments, the number of votes you have with respect to Proposal 2 is equal to the dollar amount held on May 31, 2022, in the annuity fund of the Growth Account to meet CREF’s annuity obligations to you. We will count votes expressed to two decimal points. Proposal 1 and Proposal 3 will be voted upon by all Accounts and Classes voting together as a single class. Proposal 2 will be voted upon by all Classes of the Growth Account.

How many votes are needed for a quorum or to pass a vote?

There will be a quorum for the Meeting with respect to a Proposal if 10 percent of the total number of votes entitled to be cast for the Proposal vote in person or by proxy. Abstentions are counted in determining whether a quorum has been reached, but will have the same effect as a vote against the applicable Proposal.

With respect to Proposal 1, a Trustee shall be elected to the Board if he or she receives a majority of the votes cast at a meeting where a quorum is present, with all Accounts and Classes voting together as a single class.

With respect to Proposal 2, if a quorum is present at the Meeting, then Proposal 2 must be approved by a “vote of a majority of the outstanding voting securities” of the Growth Account, with all Classes of the Growth Account voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Growth Account entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of such outstanding voting securities of the Growth Account entitled to vote thereon.

With respect to Proposal 3, the participant proposal will be approved if it is properly presented at the Meeting and it receives a majority of the votes cast where a quorum is present, with all Accounts and Classes voting together as a single class (i.e., if it receives more votes “for” than “against”).

No votes are cast by brokers.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the Proposals are not received, or if other matters arise requiring participant attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of additional votes.

The rationale for approval of the Proposals is described below.

Why are CREF participants invested in the Growth Account being asked to approve changing the Growth Account’s diversification status?

Under the 1940 Act, the Growth Account is currently classified as “diversified.” As a diversified fund, the Growth Account is limited as to the amount of assets it may invest in the securities of any single issuer. The 1940 Act requires shareholders to approve a change in a fund’s classification from “diversified” to “non-diversified.” If Growth Account participants approve changing the Growth Account’s classification from diversified to non-diversified, the Growth Account would be permitted to invest a larger portion of its assets in a smaller number of issuers, as described in greater detail below in this Proxy Statement.

TIAA-CREF Investment Management, LLC, (“Investment Management”), CREF’s investment adviser, believes that changing the Growth Account’s classification to non-diversified is in the best interests of the Growth Account and its participants because it provides the Growth Account’s investment team with increased flexibility to better implement the Growth Account’s investment strategy, while remaining compliant with the limits of the 1940 Act. The Growth Account’s benchmark index, the Russell 1000® Growth Index (the “Index”), has become more concentrated in certain issuers. Certain Index constituents have grown to each represent more than 5% of the Index and, at times, 25% or more of the Index in the aggregate. As a diversified fund, the Growth Account is not able to invest in these large Index constituents in similar proportions as the Index.

While the Growth Account is not an index fund, it does select securities from the Index’s universe of constituent securities and its performance is measured against the Index. Changing the Growth Account’s status to non-diversified would give the Growth Account’s portfolio managers enhanced flexibility to invest a greater portion of the Growth Account’s assets in one or more of these large Index constituents, if desired for investment purposes.

How does the Board suggest I vote?

The Board unanimously recommends that (i) all participants vote FOR Proposal 1; (ii) Growth Account participants vote FOR Proposal 2; and (iii) all participants vote AGAINST Proposal 3.

I. Proposal 1: Election of Trustees

The primary purpose of the Meeting is to elect a Board. Each CREF Trustee will be elected to serve a four-year term. In accordance with the provisions of the bylaws of CREF and pursuant to resolutions of the Board, the maximum number of Trustees has been fixed at 10. The CREF bylaws also give the Board authority to appoint new Trustees to fill vacancies between meetings, subject to certain conditions established by the 1940 Act.

At this Meeting, you are being asked to elect to the Board the nine current Trustees. Information about each of these nine nominees is set forth below. It is intended that properly executed and returned proxies will be voted FOR the election of the nine nominees unless otherwise indicated in the proxy.

Each of the nine nominees is a current CREF Trustee and was first recommended by the Nominating and Governance Committee of the Board. This Committee consists of Trustees who are also themselves nominees.

Each of the nominees has consented to serve if elected. If any nominee is unavailable to, or for good cause, will not serve when the Meeting is held, the proxy agents may cast your votes for a substitute chosen by the current Board.

Proxies cannot be voted for a greater number of persons than the number of nominees.

The Board, which is composed entirely of Trustees who are not “interested persons” (as defined in the 1940 Act) of CREF or of Investment Management, CREF’s investment adviser, unanimously recommends that the participants of CREF vote FOR the election of each of the Trustees.

Management of CREF

The Board of Trustees

CREF is governed by its Board, which oversees CREF’s business and affairs. The Board delegates the day-to-day management of the Accounts to Investment Management and the officers of CREF (see below).

Board leadership structure and related matters

The Board currently is composed of nine Trustees, all of whom are independent or disinterested, which means that they are not “interested persons” of CREF as defined in Section 2(a)(19) of the 1940 Act (“independent Trustees”). One of the independent Trustees, Thomas J. Kenny, serves as the Chairman of the Board. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison with other Trustees, CREF’s officers and other management personnel, and counsel to the independent Trustees. The Chairman also performs such other duties as the Board may from time to time determine. The principal executive officer of CREF does not serve on the Board.

The Board meets periodically to review, among other matters, the Accounts’ activities, contractual arrangements with affiliated and non-affiliated companies that provide services to the Accounts and the performance of the Accounts’ investment portfolios. The Board holds regularly scheduled in-person and/or videoconference meetings each year and may hold special meetings, as needed, either in-person or by videoconference, to address matters arising between regularly scheduled meetings. During a portion of each regularly scheduled meeting and, as the Board may determine at its other meetings, the Board meets without management present.

The Board has established a committee structure that includes six standing committees and one non-standing committee, each composed solely of independent Trustees and chaired by an independent Trustee, as described below. The Board, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership and operating structure, which includes (i) its committees, (ii) having an independent Trustee in the position of Chairman of the Board and of each committee, and (iii) having independent counsel to the independent Trustees, provides for independent oversight of management and is appropriate for CREF in light of, among other factors, the asset size and nature of CREF and the Accounts, the number of Accounts overseen by the Board, the number of other funds overseen by the Trustees as the trustees of other investment companies in the TIAA-CREF Fund Complex (as defined below), the arrangements for the conduct of the Accounts’ operations, the number of Trustees, and the Board’s responsibilities.

CREF is part of the TIAA-CREF Fund Complex, which is composed of the eight Accounts within CREF, the 68 funds within TIAA-CREF Funds (“TCF”), the 11 funds within TIAA-CREF Life Funds (“TCLF”) and the single portfolio within TIAA Separate Account VA-1 (“VA-1”). The same persons who constitute the Board also constitute the respective Boards of Trustees of TCF and TCLF and the Management Committee of VA-1, and Mr. Kenny also serves as the Chairman of each.

Qualifications of Trustees

The Board believes that each of the nominees is qualified to serve as a Trustee of CREF based on a review of the experience, qualifications, attributes and skills of each nominee. The Board bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Board looks for: character; integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting participant interests; and willingness and ability to commit the time necessary to perform the duties of a Trustee. Each nominee’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a Trustee of CREF and other funds in the TIAA-CREF Fund Complex. The Board seeks representative diversity within its membership and generally considers the manner in which an individual’s professional experience, education, expertise in relevant matters, general leadership experience and life experiences are complementary and, as a whole, contribute to the ability of the Board to perform its duties.

Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each nominee relevant to the Board’s belief that the nominee should serve in this capacity is provided in the “Disinterested Trustees and Nominees” table set forth below. This table includes, for each Trustee, positions held with CREF, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each Trustee and certain directorships and certain other positions held by each of them in the last five years.

Risk oversight

Day-to-day management of the various risks relating to the administration and operation of CREF and the Accounts is the responsibility of management, which includes professional risk management staff. The Board oversees this risk management function consistent with and as part of its oversight responsibility. The Board performs this risk management oversight directly and, as to certain matters, through its standing committees (which are described below) and, at times, through its use of non-standing committees. The following provides an overview of the principal aspects of the oversight of risk management for CREF and the Accounts by the Board and its standing committees. The Board recognizes that it is not possible to identify all of the risks that may affect CREF and the Accounts or to develop procedures or controls that eliminate CREF’s and the Accounts’ exposure to all of these risks.

In general, an Account’s risks include, among others, market risk, credit risk, liquidity risk, valuation risk, operational risk, reputational risk, regulatory compliance risk and cybersecurity risk. The Board has adopted, and periodically reviews, policies and procedures designed to address certain, but not all, of these and other risks to CREF and the Accounts. In addition, Investment Management, the investment adviser for each Account, and other service providers to the Accounts have adopted a variety of policies, procedures and controls designed to address particular risks to the Accounts, under the general oversight of the Board. Different processes, procedures and controls are employed with respect to different types of risks.

The Board, with the advice of counsel to the independent Trustees, also oversees risk management for CREF and the Accounts through receipt and review by the Board and/or its committee(s) of regular and special reports, presentations and other information from officers of CREF and other persons, including from senior risk management personnel for Investment Management and its affiliates. Senior officers of CREF, senior officers of Investment Management and its affiliates, and CREF’s Chief Compliance Officer (“CCO”) regularly report to the Board and/or one or more of its standing committees on a range of matters, including those relating to risk management. The Board also regularly receives reports, presentations and other information from Investment Management with respect to the investments and securities trading of the Accounts. At least annually, the Board receives a report from CREF’s CCO regarding the effectiveness of CREF’s compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Investment Management in connection with the Board’s consideration of the renewal of CREF’s investment management agreement with Investment Management and CREF’s distribution plan under Rule 12b-1 of the 1940 Act. In addition, on an annual basis, Investment Management, in its capacity as Liquidity Risk Program administrator pursuant to applicable Securities and Exchange Commission (“SEC”) regulations, provides the Board with a written report that addresses the operation, adequacy and effectiveness of CREF’s Liquidity Risk Program.

Officers of CREF and officers of Teachers Insurance and Annuity Association of America (“TIAA”) and its affiliates also report to the Audit and Compliance Committee on CREF’s internal controls over financial reporting and accounting and financial reporting policies and practices. CREF’s CCO reports regularly to the Audit and Compliance Committee on compliance matters, and TIAA’s Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from CREF’s independent registered public accounting firm on internal controls and financial reporting matters.

The Operations Committee receives regular reports, presentations and other information from CREF’s officers and Investment Management personnel regarding valuation and other operational matters. In addition to regular reports, presentations and other information received from Investment Management and other TIAA personnel, the Operations Committee receives reports, presentations and other information regarding other service providers to CREF, either directly or through CREF’s officers or other Investment Management personnel, on a regular or periodic basis.

The Investment Committee regularly receives reports, presentations and other information from Investment Management with respect to the investments, securities trading, portfolio liquidity, voting of proxies of the Accounts’ portfolio companies, environmental, social and governance (“ESG”) criteria used by the Social Choice Account and other portfolio management aspects of the Accounts.

The CREF Oversight Committee routinely monitors various aspects of the CREF product, including its annuity features and expense allocation processes and methodologies. In addition, the CREF Oversight Committee oversees matters related to CREF’s structure, operations and marketing.

The Nominating and Governance Committee routinely monitors various aspects of the Board’s structure and oversight activities, including reviewing matters such as the workload of the Board, the balance of responsibilities delegated among the standing committees and the relevant skill sets of the Trustees. On an annual basis, the Nominating and Governance Committee reviews the independent status of each Trustee under the 1940 Act and the independent status of counsel to the independent Trustees.

Current CREF Trustees, Nominees and Executive Officers

The following tables include certain information about CREF’s current Trustees, nominees and executive officers, including positions currently held with CREF, length of office and time served, and principal occupations in the last five years and other relevant experience and qualifications. The table also includes the number of portfolios in the TIAA-CREF Fund Complex overseen by each nominee and certain directorships held by each of them. The first table includes information about CREF’s disinterested Trustees and nominees and the second table includes information about CREF’s officers.

Disinterested Trustees and Nominees

Name, address and year of birth (“YOB”)	Position(s) held with CREF	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee

Forrest Berkley

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Four-year term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management), and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	88	Director, Save the Children Federation, Inc. Investment Committee Member, Maine Community Foundation.

Joseph A. Boateng

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Four-year term. Trustee since 2018.	Chief Investment Officer, Casey Family Programs (since 2007). Director of U.S. Pension Plans, Johnson & Johnson (2002–2006). Manager, Financial Services Consultant, KPMG Consulting (2000–2002). Mr. Boateng has particular experience in investments, pensions, and public finance.	88	Board Member, Lumina Foundation and Waterside School; Emeritus Board Member, Year-Up Puget Sound; Investment Advisory Committee member, Seattle City Employees’ Retirement System; Investment Committee Member, The Seattle Foundation.

Name, address and year of birth (“YOB”)	Position(s) held with CREF	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee

Janice C. Eberly

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Four-year term. Trustee since 2018.	James R. and Helen D. Russell Professor of Finance at the Kellogg School of Management, Northwestern University (2002–2011 and since 2013), Senior Associate Dean for Strategy and Academics (since 2020) and Chair of the Finance Department (2005–2007). Vice President, American Economic Association (2020–2021). Assistant Secretary for Economic Policy, United States Department of the Treasury (2011–2013). Professor Eberly has particular experience in education, finance and public economic policy.	88	Member of the Board of the Office of Finance, Federal Home Loan Banks; Director of Avant, LLC.

Nancy A. Eckl

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Four-year term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc. and of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl is licensed as a certified public accountant in the State of Texas.	88	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc.,

Name, address and year of birth (“YOB”)	Position(s) held with CREF	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee

Michael A. Forrester

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Four-year term. Trustee since 2007.	Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Chief Operating Officer, DDJ Capital Management (2003–2006). Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.	88	Trustee, Dexter Southfield School; Member, Governing Council of the Independent Directors Council.

Howell E. Jackson

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Four-year term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Senior Adviser to the President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006) and on the faculty (since 1989) of Harvard Law School. Professor Jackson has particular experience in law, including financial regulation, federal securities laws, consumer protection, finance, federal budget policy, pensions and Social Security, and organizational management and education.	88	Director, Build Commonwealth (non-profit organization).

Name, address and year of birth (“YOB”)	Position(s) held with CREF	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee

Thomas J. Kenny

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Chairman of the Board and Trustee	Four-year term. Chairman for term ending June 20, 2023. Trustee since 2011.	Advisory Director (2010–2011), Partner (2004– 2010), Managing Director (1999–2004), Co-Head of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management. Mr. Kenny has particular experience in investment management of mutual funds and alternative investments, finance, and operations management, as well as experience on non-profit boards.	88	Director and Chair of the Finance and Investment Committee, Aflac Incorporated; Director and Investment Committee Member, Sansum Clinic; Director, ParentSquare; Member, University of California at Santa Barbara Arts and Lectures Advisory Council.

James M. Poterba

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Four-year term. Trustee since 2006.	President and Chief Executive Officer (since 2008) and Program Director (1990–2008), National Bureau of Economic Research; Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT. Professor Poterba has particular experience in education, economics, finance, tax, and organizational development.	88	Director, National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers.

Name, address and year of birth (“YOB”)	Position(s) held with CREF	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee

Maceo K. Sloan[1]

c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Four-year term. Trustee since 1991.

Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (1991–2018); Chairman and Chief Executive Officer (1991–2016), Chief Investment Officer (1991–2013) and Chief Compliance Officer (2015–2016), NCM Capital Management Group, Inc.; Chairman, Chief Executive Officer (2003–2016), Chief Investment Officer (2003–2013) and Chief Compliance Officer (2015–2016), NCM Capital Advisers Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012).

Mr. Sloan has particular experience in investment management, finance and organizational development. He is designated as an audit committee financial expert.

				88	Director, TheraTrue Inc.

[1]

Mr. Sloan will reach the mandatory retirement age for CREF Trustees in 2022 and is expected to either retire from the Board this year or to continue to serve on the Board in the event that the mandatory retirement policy is waived in accordance with its terms.

Officers

Name, address and year of birth (“YOB”)	Position(s) held with CREF	Term of office and length of time served	Principal occupation(s) during past 5 years
Richard S. Biegen

TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.	Senior Managing Director, TIAA. Chief Compliance Officer of the TIAA-CREF Fund Complex.

Name, address and year of birth (“YOB”)	Position(s) held with CREF	Term of office and length of time served	Principal occupation(s) during past 5 years

Derek B. Dorn

TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1976	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director and Corporate Secretary since 2020.	Senior Managing Director and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex. Formerly, Managing Director, Special Assistant to the CEO and Managing Director, Regulatory Affairs, TIAA. Prior to joining TIAA, Mr. Dorn served as a partner at Davis & Harman LLP and an adjunct professor of Law at Georgetown University Law Center.

John L. Douglas

TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Executive Vice President, Chief Legal, Risk and Compliance Officer	One-year term. Executive Vice President since 2021 and Chief Legal, Risk and Compliance Officer since 2022.	Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA. Executive Vice President, Chief Legal, Risk and Compliance Officer of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Senior Advisor to the CEO, and Senior Executive Vice President, Chief Advocacy & Oversight Officer, TIAA. Prior to joining TIAA, Mr. Douglas was a Partner at Davis Polk & Wardwell LLP.

W. Dave Dowrich

TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Executive Vice President	One-year term. Executive Vice President since 2022.	Senior Executive Vice President and Chief Financial Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Dowrich served as Chief Financial Officer, International Businesses at Prudential Financial, Inc.

Jose Minaya

TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1971	Executive Vice President	One-year term. Executive Vice President since 2018.	Chief Executive Officer, Nuveen. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Executive Vice President, President and Chief Investment Officer, Nuveen; Executive Vice President, Chief Investment Officer and President, Nuveen Global Investments; and Senior Managing Director, President, Global Investments, TIAA.

Colbert Narcisse

TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1965	President and Chief Executive Officer	One-year term. President and Chief Executive Officer since 2022.	Senior Executive Vice President, Chief Product and Business Development Officer of TIAA. President and Chief Executive Officer of CREF and TIAA Separate Account VA-1. Executive Vice President of TIAA-CREF Funds and TIAA-CREF Life Funds. Formerly, Executive Vice President and Head of Advisory and Corporate Solutions, TIAA. Prior to joining TIAA, Mr. Narcisse served as Managing Director and Head of International Wealth Management and Head of Traditional and Alternative Investment Products at Morgan Stanley.

Name, address and year of birth (“YOB”)	Position(s) held with CREF	Term of office and length of time served	Principal occupation(s) during past 5 years

David G. Nason

TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1970	Executive Vice President	One-year term. Executive Vice President since 2020.	Senior Executive Vice President, Chief Operating Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex. Formerly, Senior Executive Vice President, Chief Legal, Risk and Compliance Officer of TIAA, Executive Vice President, Chief Risk and Compliance Officer, TIAA. Prior to joining TIAA, Mr. Nason served as President and CEO of GE Energy Financial Services.

Micky Onvural

TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1974	Executive Vice President	One-year term. Executive Vice President since 2022.	Senior Executive Vice President, Chief Marketing and Communications Officer of TIAA. Executive Vice President of CREF and TIAA Separate Account VA-1. Prior to joining TIAA, Ms. Onvural served as Chief Executive Officer of Bonobos.

E. Scott Wickerham

TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1973	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer since 2020, Principal Accounting Officer since 2020 and Treasurer since 2017.	Senior Managing Director, Head Publics Investment Finance, Nuveen. Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Fund Complex; Vice President and Controller of the Nuveen Funds. Formerly, Managing Director, Head of Fund Administration, Nuveen.

Sean N. Woodroffe

TIAA 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Executive Vice President	One-year term. Executive Vice President since 2018.	Senior Executive Vice President, Chief People Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Woodroffe served as Chief People Officer at National Life Group.

Trustee Equity ownership

The following table includes information relating to equity securities owned beneficially by all nominees in CREF and in all registered investment companies in the TIAA-CREF Fund Complex as of April 30, 2022. The amounts reported below include amounts contributed to the Accounts for the benefit of the disinterested Trustees pursuant to CREF’s long-term compensation plan for non-employee Trustees.

Disinterested Trustees and Nominees

Name of Trustee	Dollar range of securities in CREF	Aggregate dollar range of securities in all registered investment companies overseen by Trustee in the TIAA-CREF Fund Complex*
Forrest Berkley	Growth Account — Over $100,000 Money Market Account — Over $100,000	Over $100,000
Joseph A. Boateng	None	Over $100,000
Janice C. Eberly	None	Over $100,000
Nancy A. Eckl	Global Equities Account — Over $100,000 Growth Account — Over $100,000 Stock Account — Over $100,000	Over $100,000
Michael A. Forrester	None	Over $100,000
Howell E. Jackson	Core Bond Account — $50,001–$100,000 Global Equities Account — $1–$10,000 Growth Account — $1-$10,000 Social Choice Account — Over $100,000 Stock Account — Over $100,000	Over $100,000
Thomas J. Kenny	Global Equities Account — Over $100,000	Over $100,000
James M. Poterba	Equity Index Account — $10,001–$50,000 Global Equities Account — Over $100,000 Social Choice Account — Over $100,000 Stock Account — Over $100,000	Over $100,000
Maceo K. Sloan	Equity Index Account — Over $100,000 Global Equities Account — Over $100,000 Growth Account — Over $100,000 Social Choice Account — Over $100,000 Stock Account — Over $100,000	Over $100,000

*	Includes notional amounts allocated under both the long-term compensation plan and optional deferred compensation plan described below.

As of April 30, 2022, to the knowledge of CREF’s management, the Trustees and officers owned as a group less than 1% of the securities of any Account.

Trustee Compensation

The following table discloses the aggregate compensation received from CREF and the TIAA-CREF Fund Complex by Trustee for the year ended December 31, 2021. CREF’s officers receive no direct compensation from any fund in the TIAA-CREF Fund Complex. For purposes of the chart, the TIAA-CREF Fund Complex consists of: CREF, TCF, TCLF and VA-1, each a registered investment company.

Disinterested Trustees

Name	Aggregate compensation from CREF*	Long-Term compensation contribution as part of CREF expenses†	Total compensation from TIAA-CREF Fund Complex*
Forrest Berkley‡	$202,668.12	$49,369.76	$390,000.00
Joseph A. Boateng	$182,668.12	$49,369.76	$370,000.00
Janice C. Eberly‡	$202,668.12	$49,369.76	$390,000.00
Nancy A. Eckl	$247,352.90	$49,369.76	$460,000.00
Michael A. Forrester‡	$202,416.02	$49,369.76	$410,000.00
Howell E. Jackson‡	$252,638.26	$49,369.76	$445,000.00
Thomas J. Kenny‡	$261,911.75	$49,369.76	$510,000.00
James M. Poterba‡	$227,353.00	$49,369.76	$440,000.00
Maceo K. Sloan	$197,479.07	$49,369.76	$400,000.00
Laura T. Starks§	$182,668.11	$49,369.76	$370,000.00
Total:	$2,159,823.47	$493,697.60	$4,185,000.00

*	Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below.
†	Amounts deferred under the long-term compensation plan described below.
‡

A portion of this compensation was not actually paid based on the prior election of the Trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Trustees described below. For the fiscal year ended December 31, 2021, Mr. Berkley elected to defer $290,000, Prof. Eberly elected to defer $290,000, Mr. Forrester elected to defer $310,000, Prof. Jackson elected to defer $34,500, Mr. Kenny elected to defer $123,000 and Prof. Poterba elected to defer $340,000 of total compensation from the TIAA-CREF Fund Complex.

§	Effective January 6, 2022, Ms. Starks no longer serves as a Trustee.

The TIAA-CREF Fund Complex has a long-term compensation plan for Trustees. Currently, under this unfunded deferred compensation plan, annual contributions currently equal to $110,000 are allocated to notional investments in TIAA-CREF Fund Complex products (such as certain CREF annuities and/or certain funds) selected by each Trustee. After the Trustee leaves this Board or ceases to provide services to a respective fund, benefits related to service on this Board or related to services to a respective fund, as applicable, are paid in a lump sum or in annual installments over a specified period of time, as requested by the Trustee. The Board may waive the mandatory retirement policy for the Trustees, which would delay the commencement of benefit payments until after the Trustee eventually retires from the Board or ceases to provide services to a particular fund, as applicable. Pursuant to a separate deferred compensation plan, Trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees, and allocate those amounts to the same options as under the long-term compensation plan, as chosen by the individual Trustee. Benefits under that plan are also paid in a lump sum or in annual installments over a specified period of time, as requested by the Trustee. The compensation table above does not reflect any payments under the long-term compensation plan.

Compensation is paid to the Trustees based on each Trustee’s service as a member of the Board of Trustees of the TIAA-CREF Fund Complex, and Trustee compensation expenses are allocated among each of the Accounts of CREF, the funds of TCF and TCLF and the single portfolio of VA-1, as applicable. Effective January 1, 2022, Trustee compensation is based on the following rates: an annual retainer of $225,000; an annual long-term compensation contribution of $110,000; an annual committee chair fee of $5,000 for the chair of the Ad Hoc Committee on CREF Special Projects, $20,000 for the chairs of the Nominating and Governance Committee and CREF Oversight Committee and $30,000 for the chairs of the Investment Committee, Operations Committee and Audit and Compliance Committee; an annual Board chair fee of $120,000; and an annual committee retainer of $20,000 for the Nominating and Governance Committee, CREF Oversight Committee, and Ad Hoc Committee on CREF Special Projects and $30,000 for the Investment Committee, Operations Committee and Audit and Compliance Committee.

The chair and members of the Executive Committee continue to not receive fees for service on that committee. The Trustees may also continue to receive non-standing committee fees, such as special, working group or ad hoc committee fees, or related chair fees, as determined by the Board. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the Trustees, and the need to attract and retain well-qualified Board members.

CREF has adopted a mandatory retirement policy for its Trustees. Under this policy, Trustees shall cease to be a member of the Board and resign their positions effective as of no later than the completion of the last scheduled in-person meeting of the Board while such person is 72 years of age. Such requirement may be waived with respect to one or more Trustees for reasonable time periods upon the unanimous approval and at the sole discretion of the Board. The Trustees eligible for the waiver are not permitted to vote on such proposal regarding their waiver. This policy is subject to change by a majority vote of the Trustees.

Committees

The Board has appointed the following standing committees, each with specific responsibilities for aspects of CREF’s operations, and whose charters may be found at www.tiaa.org/public/about-tiaa/corporate-governance-leadership/cref-governors-trustees. These committees, which each consist of only independent Trustees, are:

(1)

An Audit and Compliance Committee, which assists the Board in fulfilling its oversight responsibilities for financial reporting, internal controls over financial reporting and certain compliance matters. The Audit and Compliance Committee is charged with, among other matters, approving and/or recommending for Board approval the appointment, compensation and retention (or termination) of CREF’s independent registered public accounting firm.

(2)	An Executive Committee, which generally is vested with full Board powers on matters that arise between Board meetings.

(3)

An Investment Committee, which assists the Board in fulfilling its oversight responsibilities for the Accounts’ investments, the voting of proxies of the portfolio companies of the Accounts and reviewing ESG criteria used by certain Accounts.

(4)

A Nominating and Governance Committee, which assists the Board in addressing internal governance matters of CREF, including nominating CREF officers and the members of the standing committees of the Board, recommending candidates for election as Trustees and reviewing their qualifications and independence, conducting evaluations of the Trustees and of the Board and its committees and periodically reviewing proposed changes to CREF’s governing documents.

(5)

An Operations Committee, which assists the Board in fulfilling its oversight responsibilities with respect to operational matters of the Accounts, including oversight of contracts with third-party service providers, and certain legal, compliance, finance, sales and marketing matters.

(6)

A CREF Oversight Committee, which assists the Board in fulfilling its oversight responsibilities for cost allocations to, and other unique aspects of, CREF, matters related to CREF’s structure, operations and marketing, and coordination of the CREF Liaisons. The “CREF Liaisons” are the personnel designated and assigned by management, in consultation with the Board, with responsibility for advocating on behalf of CREF with respect to ongoing expense allocation determinations.

Additionally, there is currently one non-standing committee of the Board, the Ad Hoc Committee on CREF Special Projects. The Ad Hoc Committee on CREF Special Projects (“Ad Hoc Committee”) was established in 2020 to assist the Board in performing oversight with respect to special projects regarding CREF. At the recommendation of the Nominating and Governance Committee, the term of this non-standing committee was extended for an additional one-year period through September 30, 2022.

	Audit & Compliance	Executive	Operations	Investment	Nominating and Governance	CREF Oversight Committee	Ad Hoc Committee on CREF Special Projects
Forrest Berkley			✓	✓		✓
Joseph A. Boateng			✓	✓
Janice C. Eberly	✓			✓		✓
Nancy A. Eckl		✓	Chair	✓	✓	✓	✓
Michael A. Forrester		✓	✓	✓	Chair
Howell E. Jackson		✓	✓	✓		Chair	Chair
Thomas J. Kenny	✓	Chair		✓	✓		✓
James M. Poterba	Chair	✓		✓	✓	✓
Maceo K. Sloan*	✓			Chair
2021 meetings	4	0	4	5	5	6	6

*	Mr. Sloan has been designated as an “audit committee financial expert” as defined by the rules of the SEC.

Board meetings

There were 12 meetings of the Board during 2021. All current Trustees who served during 2021 attended at least 75 percent of the meetings of the Board and Board committees of which they were members.

Trustee nomination process

The Board has a Nominating and Governance Committee, which is responsible for nominating candidates for the Board. The Nominating and Governance Committee considers recommendations from a variety of sources, including participating institutions and educational organizations.

The Committee may, from time to time, retain third-party search firms to identify nominee candidates whose competencies meet the criteria the Board deems important to CREF. In addition, the Committee may invite recommendations from the members of the CREF Board of Governors, current Trustees and others. The CREF Board of Governors is a membership corporation established by a special New York statute and is subject to the New York Not-For-Profit Corporation Law. As part of CREF’s registration as an investment company, the CREF Board of Governors transferred their right to elect CREF’s Trustees to CREF’s participants.

The Committee reviews the information submitted on the backgrounds and qualifications of those persons recommended. Although CREF does not have a formal policy regarding diversity, in preparing a slate of Trustee candidates, the Nominating and Governance Committee seeks to ensure a broad, diverse representation of academic, business and professional experience, as well as gender, race and age.

Recommendations from participants regarding nominations

Participants may submit recommendations to the Nominating and Governance Committee by forwarding the names and background of nominees to the Corporate Secretary of CREF, by submitting candidate recommendations to the following website: www.tiaa.org/crefnominee, or mailing the information to the Corporate Secretary of CREF, 730 Third Ave, New York, NY 10017-3206.

Qualifications of nominees

The Board has determined that it should be made up of individuals who can contribute sound business judgment to Board deliberations and decisions, based on their relevant business, management, professional, academic or governmental service experience. Candidates for the Board should have reached a senior level in their chosen field, be of uncompromised integrity, and be able to fulfill their responsibilities as Trustees without conflict with CREF. At least one Trustee should qualify as an audit committee financial expert for service on the Audit and Compliance Committee. Each Trustee should be prepared to devote substantial time and effort to CREF Board duties and should limit the number of his or her other board memberships, employment and/or similar outside engagements in order to provide such service to CREF. Candidates for the Board should also have a demonstrated ability to work in a constructive manner with other Board members and management.

When seeking to fill a specific opening on the Board, the Nominating and Governance Committee will consider the specific needs of the Board at the time to assure an overall balance and range of specialized knowledge, skills, expertise and diversity to provide the foundation for a successful Board.

A candidate for service as an independent Trustee must not be an “interested person,” as that term is defined in the 1940 Act, of CREF or Investment Management. Each candidate must provide such information requested by CREF as may be reasonably necessary to enable the Board to assess the candidate’s eligibility.

Participant communications with Trustees

Letters or e-mails from participants addressed to the Board or individual Trustees may be sent to the CREF Trustees c/o Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or via email to: trustees@tiaa.org. These communications will be forwarded to the Board’s Chairman in accordance with established policies concerning participant communications that have been approved by a majority of independent Trustees.

Trustee attendance at participant meetings

Trustees are expected to attend the Meeting of CREF participants. If a Trustee is unavailable to attend the participant Meeting, a reason must be provided. Each of the Trustees then in office attended the last CREF participant meeting held in 2018.

Proposals for action at future participant meetings

We anticipate that the next meeting of participants will be held in 2026; however, the exact date, time and location of such meeting have yet to be determined. Proposals submitted by or on behalf of participants pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the proxy materials for a potential 2026 participant meeting must be received by the CREF Corporate Secretary no earlier than October 9, 2025 and no later than February 6, 2026. The submission of a proposal does not assure its inclusion in CREF’s proxy statement or presentation at the meeting. Unless CREF is notified by April 22, 2026 of other matters that may be properly brought before a potential 2026 participant meeting by or on behalf of participants, the persons named in the proxy will have the discretion to vote on those matters as they see fit.

Additionally, the next meeting of participants may occur before 2026. If the participant meeting is held prior to 2026, CREF will provide advance notice to participants of the date of such meeting as well as the deadlines for participants to submit proposals.

II. Proposal 2: Change of diversification status and elimination of fundamental investment policies for CREF Growth Account

Currently, the Growth Account is classified as a “diversified” fund for purposes of Section 5(b) of the 1940 Act and has adopted a related fundamental investment restriction. As a result, the Growth Account is limited as to the amount it may invest in any single issuer. Specifically, with respect to 75% of its total assets, the Growth Account may not invest in a security if, as a result of such investment, more than 5% of its total assets (calculated at the time of purchase) would be invested in securities of any one issuer. Additionally, with respect to 75% of its total assets, the Growth Account may not invest more than 10% of the outstanding voting securities of any one issuer. These restrictions do not apply to U.S. “government securities” (as defined in the 1940 Act), securities of other investment companies, or cash and cash items (including receivables).

Subject to approval of the Growth Account’s participants, following the recommendation of the Growth Account’s investment adviser, Investment Management, the Board has approved a change to the Growth Account’s classification under the 1940 Act to a “non-diversified” company and a change to the Growth Account’s related fundamental investment restrictions. These fundamental investment restrictions, each of which may only be changed with Growth Account participant approval, currently provide that the Growth Account, as a fundamental policy, (i) “will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer (including repurchase agreements with any one primary dealer) other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities” and (ii) “will not, with respect to at least 75% of the value of its total assets, purchase more than 10% of the outstanding voting securities of an issuer, except that such restriction shall not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.” If participants approve changing the Growth Account’s classification from diversified to non-diversified (the “Proposal”), these fundamental investment restrictions will be eliminated with respect to the Growth Account. No material changes to the Growth Account’s investment strategy are expected if participants invested in the Growth Account approve the Proposal.

Investment Management believes that changing the Growth Account’s classification to non-diversified is in the best interests of the Growth Account and its participants because it provides the Growth Account’s portfolio managers increased flexibility to better implement the Growth Account’s investment strategy while remaining compliant with the limits of the 1940 Act. The Growth Account’s benchmark index, the Russell 1000 Growth Index (the “Index”), has become more concentrated in certain issuers. Certain Index constituents have grown to each represent more than 5% of the Index and, at times, 25% or more of the Index in the aggregate. As a diversified fund, the

Growth Account currently is not able to invest in these large Index constituents in similar proportions as the Index. While the Growth Account is not an index fund, it does select securities from the Index’s universe and its performance is measured against the Index. Changing the Growth Account’s status to non-diversified would give the Growth Account’s portfolio managers enhanced flexibility to invest a greater portion of the Growth Account’s assets in one or more of these large Index constituents, if desired for investment purposes.

If participants invested in the Growth Account approve the Proposal, the Growth Account may be subject to additional investment risks. As a “non-diversified” fund, the Growth Account would be permitted to invest a greater percentage of its assets in fewer issuers than a “diversified” fund. As a result, the Growth Account may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be more susceptible to greater losses because of these developments. To the extent that such issuers operate in the same or similar industry or sectors, the Growth Account may be more susceptible to a single economic, business, political or regulatory occurrence. Accordingly, if participants invested in the Growth Account approve the Proposal, the Growth Account could be subject to greater risk than it currently is subject to as a “diversified” fund.

Even if participants invested in the Growth Account approve the Proposal, the Growth Account intends to continue to comply with federal tax diversification restrictions. The Growth Account is “adequately diversified” if investment concentrations satisfy mathematical tests specified in regulations under Internal Revenue Code section 817(h) that limit investment in a single issuer or small numbers of issuers. These federal tax diversification requirements, or the Growth Account’s determination to comply with them, may change in the future without participant approval.

A non-diversified fund may from time to time temporarily operate in a diversified manner without losing its non-diversified status. As a result, at times, the Growth Account may not take advantage of the greater flexibility afforded a non-diversified fund. However, if following implementation of the Proposal, Investment Management were to continuously operate the Growth Account as diversified for three years, the Growth Account will once again become a diversified account and 1940 Act provisions will require Investment Management to again seek participant approval to reserve the freedom of action to operate the Growth Account as non-diversified.

At a meeting held on December 14, 2021, the Board considered the recommendations of Investment Management to change the Growth Account’s classification to non-diversified and to eliminate the Growth Account’s related fundamental investment restrictions. The Board considered all relevant factors, including the potential impact on the Growth Account and its risk profile and the estimated costs associated with seeking participant approval of the proposed change for the Growth Account. Following its consideration of these matters, the Board unanimously approved the proposed change in the Growth Account’s classification to “non-diversified” and the elimination of the Growth Account’s related fundamental investment restrictions.

The Board recommends that you vote FOR the Proposal. Participant approval

A quorum of Growth Account participants is required to take action at the Meeting. Ten percent of the votes entitled to vote at the Meeting, represented in person or by proxy, will constitute a quorum of Growth Account participants at the Meeting. If a quorum is present at the Meeting, then the Proposal must be approved by a vote of a majority of the outstanding voting securities of the Growth Account, with all classes voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Growth Account entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of such outstanding voting securities of the Growth Account entitled to vote thereon. For purposes of determining the approval of the Proposal, abstentions will have the same effect as votes against the Proposal. No votes are cast by brokers.

If approved by Growth Account participants, the change in diversification status and removal of the fundamental investment restrictions will become effective when the Growth Account’s Prospectus and Statement of Additional Information are revised or supplemented to reflect the approval of the Proposal. If the Proposal is not approved by the Growth Account participants, the Growth Account will remain diversified, and the current fundamental investment policy will remain in effect and the portfolio managers will continue to manage the Growth Account pursuant to its applicable investment policies, parameters and restrictions in light of prevailing market and economic conditions.

III. Information on the CREF Accounts’ independent registered public accounting firm

PricewaterhouseCoopers LLP (“PwC”) served as the independent registered public accounting firm (“Independent Auditor”) to CREF for the fiscal year ended December 31, 2021. Both the Audit and Compliance Committee and the Board, each of which consists solely of independent Trustees, have chosen to continue with the services of PwC for the fiscal year ending December 31, 2022. PwC was initially selected in 2005 following a competitive bidding process and has served as the Independent Auditor to CREF as well as to the other funds within the TIAA-CREF Fund Complex since that time.

In making its selection, the Audit and Compliance Committee discussed with PwC issues involving relationships among PwC, TIAA, Nuveen, LLC and Nuveen Finance, LLC and the TIAA-CREF Fund Complex, and their affiliates that could reasonably be thought to bear on PwC’s independence. PwC confirmed its independence to the Audit and Compliance Committee. As part of this process, the Audit and Compliance Committee considered that while PwC would also serve as the Independent Auditor for TIAA, Nuveen, LLC and Nuveen Finance,

LLC, it relied upon PwC’s determination that this would not compromise its independence. The Audit and Compliance Committee considered that this arrangement would produce a more cost-effective audit.

As CREF’s Independent Auditor, PwC will perform independent audits of CREF’s financial statements for the fiscal year ending December 31, 2022.

Audit fees

For the fiscal years ended December 31, 2021 and December 31, 2020, PwC’s aggregate fees for the audit of CREF’s annual financial statements were $798,496 and $833,486, respectively.

Audit-related fees

Audit-related fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under audit fees. CREF did not pay any fees to PwC for audit-related services for the fiscal years ended December 31, 2021, and 2020.

Tax fees

For fiscal years ended December 31, 2021 and December 31, 2020, PwC’s aggregate fees for professional services related to tax compliance, tax advice and tax planning were $192,147 and $141,330, respectively.

All other fees

For the fiscal years ended December 31, 2021 and December 31, 2020, PwC’s aggregate fees for all other services billed to CREF were $62,500 and $18,582, respectively. The aggregate fees for all other services billed by PwC for the fiscal years ended December 31, 2021 and December 31, 2020 may not align with the figures reported and filed with the SEC in Form N-CEN or Form N-CSR for each period, respectively, (SEC File No. 811-04415) because the fees disclosed in this statement reflect fees updated after the date of that Form N-CEN or Form N- CSR for the relevant periods.

Preapproval policy

The Audit and Compliance Committee has adopted a Preapproval Policy for External Audit Firm Services (“Policy”). The Policy describes the types of services that may be provided by the Independent Auditor to CREF without impairing the Independent Auditor’s independence. Under the Policy, the Audit and Compliance Committee (or its designated member) is required to preapprove certain services to be performed by CREF’s Independent Auditor in an effort to ensure that such services do not impair the Independent Auditor’s independence.

The Policy requires the Audit and Compliance Committee to appoint the Independent Auditor to perform the financial statement audit for CREF, including approving the terms of the engagement. The Policy also requires the Audit and Compliance Committee (or, with respect to non-audit services, its designated member) to preapprove the audit, audit-related and tax services to be provided by the Independent Auditor and the fees to be charged for provision of such services from year to year.

All services provided by the Independent Auditor for CREF, and certain non-audit services provided by the Independent Auditor to CREF’s adviser or its affiliates for the fiscal years ended December 31, 2021 and 2020 were preapproved by the Audit and Compliance Committee (or its designated member, as appropriate) pursuant to the Policy.

There were no amounts that were approved by the Audit and Compliance Committee pursuant to the de minimis exception under Rule 2-01(c)(7)(i)(c) of Regulation S-X.

Auditor fees for related entities

PwC’s fees for professional services rendered for non-audit related services to CREF and to its fund service providers for the fiscal years ended December 31, 2021, and December 31, 2020, were approximately $1,058,073 and $1,364,000, respectively. The aggregate fees for related entities billed by PwC for the fiscal years ended December 31, 2021 and December 31, 2020, do not align with the figures reported in the Form N-CSR dated December 31, 2021, and filed with the SEC in Form N-CEN or Form N-CSR for each period, respectively, (SEC File No. 811-04415) because the fees disclosed in this statement reflect fees updated after the date of that Form N-CEN or Form N-CSR for the relevant periods.

IV. Additional information

Investment advisory and distribution arrangements

Investment Management, a subsidiary of TIAA, manages the assets in each CREF Account and provides its services to CREF at cost. Investment Management is registered as an investment adviser under the Investment Advisers Act of 1940.

CREF’s certificates are distributed by TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA that also provides its services to CREF at cost. Services is registered as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). TIAA provides administrative services to CREF at cost. The TIAA Board of Governors, a New York not-for-profit membership corporation, owns all of the stock of TIAA. The address for Investment Management, Services and TIAA is 730 Third Avenue, New York, New York 10017-3206.

V. Proposal III: Participant Proposal

A participant (the “Proponent”) has informed CREF that he intends to present for a shareholder vote at the Meeting a proposal set forth below (“Proposal 3”).

The Proponent’s name and address and the number of accumulation units owned by the Proponent will be furnished by CREF upon oral or written request. If properly presented at the Meeting, Proposal 3 will be submitted for a vote.

As required by the rules of the SEC, the text of the Proponent’s resolution and supporting statement (for which CREF accepts no responsibility), are included in the black bordered box below under “Proponent’s Proposal” exactly as submitted by the Proponent.

THE BOARD OPPOSES PROPOSAL 3 AND RECOMMENDS THAT PARTICIPANTS VOTE AGAINST IT.

The Board’s statement in opposition to Proposal 3 follows under “Opposing Statement of the Board of Trustees.” This statement sets forth the Board’s rationale for recommending that shareholders vote AGAINST Proposal 3.

All CREF participants can vote on the participant proposal. Votes will not be tallied separately for each CREF Account.

Whereas, over 25 not-for-profit Blue Cross/Blue Shield plans have obtained state permission and converted to for-profit status, and;

Whereas, several substantial mutual insurance companies have converted to stock companies, with small payments to policyholder-owners, and;

Whereas, competitive pressures, and access to capital were typical reasons given for these conversions, and;

Whereas, the opportunity to issue options, stock grants, change-of-control payments, and to escape not-for-profit salary limits may have been factors some such conversions;

THEREFORE BE IT RESOLVED that, should CREF present a reorganization plan, the Trustees of CREF are requested to exert their best efforts to solicit the requests of 25 per centum of any class of its outstanding securities for, or otherwise submit a request to the Securities and Exchange Commission, “… to render an advisory report in respect of the fairness of any such plan and its effect upon any class or classes of security holders,” as described in Section 25 of The Investment Company Act of 1940, as subsequently amended.

Participant’s Supporting Statement:

This remedy is intended for use by aggrieved owners. But the fact that our trustee and proposal elections can currently be decided with a quorum of only 10% of the electorate testifies to the difficulty of a participant assembling the requests of 25 percent of any class of CREF securities, or of paying the costs of doing so.

CREF agreed, in a 1989 settlement with the ACE, the NEA, the AAUP, and other entities, ([1989 SEC LEXIS 1606] and [1989 SEC LEXIS 1605]), that it had no current intentions to reorganize as a Massachusetts Business Trust, and not to change what are now it’s voting procedures “in any adverse way for a period of at least five years.”

We earnestly hope that current marketing strategies and product improvements will advance TIAA-CREF’s position in the financial services marketplace. However, if these efforts fail, another reorganization plan could be considered.

One reason states have embraced these conversions (and enacted the necessary legislation) has been the financial windfalls they have extracted, towards their hard-pressed budgets. The president of a NY State teachers’ union commented, “Everybody has probably spent the HIP conversion money 25 times over before HIP has even decided … to convert.”

Opposing Statement of the Board of Trustees

The Board of Trustees recommends a vote AGAINST the proposal and urges all participants to read carefully the following statement before casting their vote.

This proposal is nearly identical to a previous proposal the Proponent submitted in connection with the 2005 meeting of participants of CREF, and which was overwhelmingly defeated by CREF participants by a vote of 71% Against, with 22% For and 7% Abstaining.

While the wording of the proposal and its supporting statement are far from clear, the proposal appears to suggest that CREF should solicit its participants to establish a policy whereby CREF would be required to submit a request to (or seek a 25 percent vote of any class of its outstanding securities requesting) the SEC under Section 25(b) of the 1940 Act for an advisory report with respect to the fairness of, any plan of reorganization CREF might theoretically in the future propose.

First, CREF is not a mutual insurance company with surplus or reserves that could be the subject of a demutualization of the sort that appears to concern Proponent. The proposal and supporting statement refer to reorganizations of other, mostly unspecified companies that apparently occurred around 2005, at the time of Proponent’s original proposal, and there are no new reorganizations or concerns referenced for more than the past 12 years. These old reorganizations had nothing to do with CREF and appear to have involved circumstances and structures not relevant to CREF.

Proponent’s resolution is purely speculative, and to the extent it might be referencing some other type of plan of reorganization, CREF is a registered investment company, subject to the extensive requirements of the 1940 Act that are specifically intended to protect participants and prevent overreaching on the part of management and other affiliates. If CREF were to undertake any type of reorganization subject to Section 25(b), CREF would follow all applicable provisions of the 1940 Act and other relevant governing statutes and regulations, including any exemptive relief therefrom or related no-action assurances, to ensure that all CREF participants were fully protected and informed as to their rights in the proposed reorganized company.

Further, given these protections under the 1940 Act, we believe the steps proposed by Proponent would impose an unnecessary additional expense and burden on CREF participants. Under at least one interpretation, the proposal would require CREF to send an additional proxy statement to over one million participants in CREF for the sole purpose of attaining a specific vote of approval that would request the SEC to render a fairness report. Alternatively, CREF would be required to engage in a lengthy and time-consuming formal legal process with the SEC that has not been utilized by investment companies in more than 50 years to obtain the opinion contemplated, whether or not it would have otherwise been required. We believe there are far more direct, and far less costly, protections for participants already available under applicable laws when an investment company proposes a reorganization or fundamental change in governing structures.

FOR THE FOREGOING REASONS, THE BOARD OF TRUSTEES OF CREF RECOMMENDS THAT PARTICIPANTS VOTE AGAINST THE PROPOSAL.

VI. Other matters

Means of soliciting proxies

This proxy solicitation will be conducted by the mailing of this proxy statement and an accompanying proxy card beginning on or about June 6, 2022. Supplementary solicitations may be made by mail, telephone, and the Internet, but it may also be by any other method of electronic communication, or by personal interview. CREF bears all expenses connected with soliciting proxies; the expenses are included in the administrative expenses that are paid for from the net assets of each Account.

Beneficial ownership

To the knowledge of CREF, no participant owned of record or beneficially 5% or more of the outstanding securities of CREF as of April 30, 2022.

Annual and semiannual reports

If you would like to see the most recent CREF semiannual and annual reports, you can visit the TIAA website at www.tiaa.org/prospectuses, or use our online request form to order print versions electronically. You can also call 800-842-2252 or write to CREF at 730 Third Avenue, New York, New York 10017-3206, Attention: Imaging Services. These reports are furnished to participants without charge.

730 Third Avenue New York, NY 10017-3206

CREF-State-2022	A10790 (6/22)

EVERY VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-254-4997 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend the Meeting of Participants 601 South College Street, Charlotte, NC 28202 on July 12, 2022 at 1:00 p.m. Eastern Time

Go green!

Sign up for electronic delivery of proxy cards and other documents.

Log on to tiaa.org/eDelivery

Please detach at perforation before mailing.

College Retirement Equities Fund (CREF) Meeting of Participants to be held on July 12, 2022 This Proxy is solicited on behalf of the CREF Board of Trustees

By signing this form, I authorize Rachael Zufall, John McCann, Derek Dorn, and Mary Benedetto, singly or together, with power of substitution in each, to represent me and cast my vote at the CREF Meeting of Participants, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR Proposal 1; (ii) FOR Proposal 2; (iii) AGAINST Proposal 3; and (iv) at their discretion on any other matters that may properly come before the meeting, and any adjournment or postponement thereof. The CREF Meeting of Participants will be held on Tuesday, July 12, 2022, at 1:00 p.m. at The Westin Charlotte, 601 South College Street, Charlotte, NC 28202.

Unless you have voted by Internet or telephone, please sign and date this Proxy Card on the reverse side and return it in the enclosed postage-paid envelope to Computershare, P.O. Box 808002, Louisville, KY 40233-9893. Computershare has been engaged to tabulate proxy cards returned by mail to preserve the confidentiality of your Proxy Card.

Future Nominees: To recommend future nominees, please go to tiaa.org/crefnominee and type in suggestions for nominees. Alternatively, you can send your recommendation to the Corporate Secretary of CREF, 730 Third Avenue, New York, NY 10017-3206.

Receipt of the Notice of the CREF Meeting of Participants and the accompanying Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-254-4997

CREF_32672_051322

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY VOTE IS IMPORTANT

Cast your vote by mail, Internet or telephone — it’s easy and confidential. You can express your preference online or by telephone 24 hours per day, 7 days per week. If you express your preference online or by telephone, please do NOT mail back your Proxy Card. Votes cast online or by telephone will be treated in the same manner as if you marked, signed, dated, and returned your Proxy Card.

All proxy cards cast by mail, Internet or telephone must be received by 1:00 p.m. (ET) on July 12, 2022.

To cast your vote online	To cast your vote by telephone

1)  Visit www.proxy-direct.com.

2)  Enter your 14-digit Control Number found in the shaded box on the front of this CREF Proxy Card.

3)  Enter your 8-digit code from the unshaded box on the front of this CREF Proxy Card.

4)  Follow the instructions on the screen.

5)  Your choices will be confirmed at the end of the session.

1)  Dial 1-800-254-4997 on a touch-tone telephone. This is a toll-free call.

2)  Enter your 14-digit Control Number found in the shaded box on the front of this CREF Proxy Card.

3)  Enter your 8-digit code from the unshaded box on the front of this CREF Proxy Card.

4)  Follow the recorded instructions.

5)  Your choices will be confirmed at the end of the session.

If you cast your vote by mail, please use black or blue ink and mark an X in the appropriate boxes on this Proxy Card.

Important Notice Regarding the Availability of Proxy Materials for the

College Retirement Equities Fund (CREF)

Meeting of Participants to be held on July 12, 2022.

The Proxy Statement for this Meeting is Available at:

https://www.proxy-direct.com/cre-32672

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:

A	Proposals The CREF Board of Trustees recommends a vote FOR Proposals 1 and 2, and AGAINST Proposal 3.

1.	Election of CREF Trustee Nominees (or, if any nominee is not available for election, such substitute as the Board of Trustees may designate):

☐  To vote FOR all Nominees    ☐  To vote AGAINST all Nominees    ☐  To vote to ABSTAIN for all Nominees, or to vote separately by Nominee below

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
01	Forrest Berkley	☐	☐	☐	02	Joseph A. Boateng	☐	☐	☐	03	Janice C. Eberly	☐	☐	☐
04	Nancy A. Eckl	☐	☐	☐	05	Michael A. Forrester	☐	☐	☐	06	Howell E. Jackson	☐	☐	☐
07	Thomas J. Kenny	☐	☐	☐	08	James M. Poterba	☐	☐	☐	09	Maceo K. Sloan	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2	To approve the change of the CREF Growth Account’s classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified” and to eliminate the Account’s related fundamental investment restriction. (For Participants invested in the CREF GROWTH ACCOUNT Only).	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	To vote on the Participant Proposal set forth in the Proxy Statement, if properly presented at the meeting.	☐	☐	☐

4.	To address any other business that may properly come before the meeting.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	CREF 32672	xxxxxxxx

CREF PROXY WO# 32672 - TOUCH-TONE TELEPHONE VOTING SCRIPT
CREF DOMESTIC PROXY CARD IVR Revision 05/17/2022
WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-254-4997, THE POLICYHOLDER HEARS:
THE INITIAL PROMPT:
“Thank you for calling the proxy voting line.”
“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice.
On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

AFTER THE POLICYHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”

THEN YOU HEAR:
“Thank you. Please hold while I validate those numbers.”

IF VALID CODES WERE ENTERED, THE POLICYHOLDER WILL HEAR THE FOLLOWING JOB SPECIFIC SPEECH:
Okay, you’ll be voting your proxy for the Meeting of CREF Participants. The Board Recommends a vote FOR proposals 1 and 2 and AGAINST proposal 3.

IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
“I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...”

IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin…”

THEN, MATCHING THE PARTICIPANT’S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON EACH PROPOSAL:
“Proposal 1: To vote FOR ALL nominees, Press 1. AGAINST ALL nominees, press 2. ABSTAIN for ALL nominees, press 3 Or to VOTE on the nominees Individually, press 4.”

IF THE POLICYHOLDER PRESSES 1, TO VOTE FOR ALL NOMINEES THEY WILL HEAR:
“Okay, voting for all nominees”

IF THE POLICYHOLDER PRESSES 2, TO VOTE AGAINST ALL NOMINEES THEY WILL HEAR:
“Okay, voting against all nominees”

IF THE POLICYHOLDER PRESSES 3, TO VOTE ABSTAIN FOR ALL NOMINEES THEY WILL HEAR:
“Okay, voting abstain on all nominees”

IF THE POLICYHOLDER PRESSES 4, TO VOTE INDIVIDUALLY ON EACH NOMINEE THEY WILL HEAR:
“Okay, lets vote on each nominee”

“Nominee Number 1: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
“Nominee Number 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
“Nominee Number 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
“Nominee Number 4: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
“Nominee Number 5: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
“Nominee Number 6: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
“Nominee Number 7: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
“Nominee Number 8: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
“Nominee Number 9: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

AFTER THE LAST NOMINEE IS INDIVIDUALLY VOTED, THE POLICYHOLDER WILL HEAR:
“Okay, you’ve finished voting on all the nominees

THEN THE POLICYHOLDER HEARS PROMPTS FOR THE OTHER APPLICABLE PROPOSALS:
“Proposal 2: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
“Proposal 3: To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”

WHEN THE POLICYHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
“Okay, you’ve finished voting but your vote has not yet been recorded.” “To hear a summary of how you voted, press 1; To record your vote, Press 2.”

IF THE POLICYHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:

“Please note your vote will be cast automatically should you decide to hang up during the summary.”

“You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]

AFTER THE VOTE PLAYBACK, THE POLICYHOLDER HEARS:

“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”

IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
“(Okay) Please hold while I record your vote.”
THEN THEY HEAR:
“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice. I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”

IF THE POLICYHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
“Okay, lets change your vote.” [The system then prompts options to start over or change a specific proposal vote.]

AFTER THE POLICYHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”

IF THE POLICYHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
“Thank you for voting, goodbye.”

Computershare proxydirect Enter your 14 digit control number from the shaded box on your notice or card: [    ] [    ] [    ] [    ] Enter your 8 digit security code from the unshaded box on your notice or card: [    ] [    ] Login Sample Proxy/Voting Instruction Card XXX XXXX XXXX XXX XXXX XXXX Control Number Security Code Note: Please sign exactly as your name(s) appear on this card joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles. Signature Signature of joint owner, if any Date Sample Notice PLEASE USE THE 14 DIGIT CONTROL NUMBER & 8 DIGIT SECURITY CODE LISTED IN THE BOXES BELOW WHEN REQUESTING MATERIAL VIA THE TELEPHONE & INTERNET. When you are ready to vote, you can use the same Control Number & Security Code to record your vote. XXX XXXX XXXX XXX XXXX XXXX Control Number Security Code WARNING! This resource is provided for authorized users only. Any unauthorized access, use or publication of this content is strictly prohibited. Violators will be prosecuted. Your browser must support JavaScript 1.1 or higher in order to continue. Click on the Help link at the bottom for more information and navigation tips. If you are unable to vote your proxy using this service because of technical difficulties, you should refer to your Proxy Package for other voting options. Reproduction in whole or in part in any form or medium without express written permission of Computershare Limited is prohibited. Home • Contact Us • Privacy Policy • Help [126/68] © 2022 - Computershare. All Rights Reserved.